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                                                                    Exhibit 99.3


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Form 8-K of Banctec, Inc. of our report dated December 7, 1994 included in its Registration Statement on Form S-4 (No. 33-60391) dated September 1, 1995 relating to the financial statements of Recognition International, Inc. (Recognition) for the three years ended October 31, 1994, which report appears on page 33 of Recognition's Annual Report to Stockholders, which is incorporated by reference in its Annual Report on Form 10-K for the year ended October 31, 1994.



PRICE WATERHOUSE LLP
Dallas, TX

September 1, 1995